Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Second Quarter		Year-to-Date
	2019	2018	2019	2018
NET SALES	$3,761.3	$3,643.6	$7,094.9	$6,852.9
COSTS AND EXPENSES
Cost of sales	2,461.5	2,356.5	4,689.5	4,400.1
Gross margin	1,299.8	1,287.1	2,405.4	2,452.8
% of Net Sales	34.6%	35.3%	33.9%	35.8%
Selling, general and administrative	782.3	805.8	1,561.2	1,591.4
% of Net Sales	20.8%	22.1%	22.0%	23.2%
Operating margin	517.5	481.3	844.2	861.4
% of Net sales	13.8%	13.2%	11.9%	12.6%
Other - net	62.2	119.3	127.6	177.3
(Gain) loss on sales of businesses	(17.2)	0.8	(17.2)	0.8
Restructuring charges	8.5	13.4	17.2	36.3
Income from operations	464.0	347.8	716.6	647.0
Interest - net	60.3	53.4	118.1	100.8
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	403.7	294.4	598.5	546.2
Income taxes	51.6	1.0	76.3	82.7
NET EARNINGS BEFORE EQUITY INTEREST	352.1	293.4	522.2	463.5
Share of net earnings of equity method investment	5.3	—	5.6	—
NET EARNINGS	357.4	293.4	527.8	463.5
Less: net gain (loss) attributable to non-controlling interests	1.1	(0.2)	1.6	(0.7)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$356.3	$293.6	$526.2	$464.2

EARNINGS PER SHARE OF COMMON STOCK
Basic	$2.41	$1.96	$3.56	$3.09
Diluted	$2.37	$1.93	$3.50	$3.03
DIVIDENDS PER SHARE	$0.66	$0.63	$1.32	$1.26
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	148,099	149,748	147,982	150,101
Diluted	150,358	152,494	150,139	153,124

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	June 29, 2019	December 29, 2018
ASSETS
Cash and cash equivalents	$310.7	$288.7
Accounts and notes receivable, net	1,823.9	1,607.8
Inventories, net	2,863.2	2,373.5
Other current assets	347.4	299.4
Total current assets	5,345.2	4,569.4
Property, plant and equipment, net	1,933.3	1,915.2
Goodwill and other intangibles, net	12,954.9	12,441.1
Other assets	1,290.2	482.3
Total assets	$21,523.6	$19,408.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,461.6	$376.1
Current maturities of long-term debt	3.1	2.5
Accounts payable	2,323.8	2,233.2
Accrued expenses	1,864.6	1,389.8
Total current liabilities	5,653.1	4,001.6
Long-term debt	3,909.1	3,819.8
Other long-term liabilities	3,728.1	3,746.7
Stanley Black & Decker, Inc. shareowners’ equity	8,228.0	7,836.2
Non-controlling interests’ equity	5.3	3.7
Total liabilities and shareowners' equity	$21,523.6	$19,408.0

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Second Quarter		Year-to-Date
		2019	2018	2019	2018
	OPERATING ACTIVITIES
	Net earnings	$357.4	$293.4	$527.8	$463.5
	Depreciation and amortization	141.7	127.7	279.5	251.3
	(Gain) loss on sales of businesses	(17.2)	0.8	(17.2)	0.8
	Share of net earnings of equity method investment	(5.3)	—	(5.6)	—
	Changes in working capital[1]	35.9	(185.0)	(580.9)	(729.3)
	Other	(11.5)	(38.9)	(133.9)	(137.7)
	Net cash provided by (used in) operating activities	501.0	198.0	69.7	(151.4)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(97.2)	(111.7)	(186.8)	(218.0)
	Proceeds (payments) from sales of businesses, net of cash sold	76.7	(1.7)	76.7	(1.9)
	Business acquisitions, net of cash acquired	0.2	(505.6)	(676.0)	(506.8)
	Purchases of investments	(8.3)	(6.3)	(253.7)	(10.3)
	Net investment hedge settlements	—	37.8	3.9	20.3
	Payments on long-term debt	—	—	(400.0)	—
	Proceeds from debt issuance, net of fees	(0.7)	—	496.2	—
	Stock purchase contract fees	(10.1)	(10.1)	(20.2)	(20.2)
	Net short-term (repayments) borrowings	(330.6)	753.6	1,089.3	1,135.6
	Premium paid on equity option	—	—	—	(57.3)
	Proceeds from issuances of common stock	14.4	9.5	24.6	22.6
	Purchases of common stock for treasury	(1.1)	(201.3)	(9.2)	(212.7)
	Cash dividends on common stock	(97.7)	(94.2)	(195.3)	(189.1)
	Effect of exchange rate changes on cash	0.2	(87.8)	5.0	(59.9)
	Other	(7.7)	—	(10.7)	(2.6)
	Net cash used in investing and financing activities	(461.9)	(217.8)	(56.2)	(100.3)
	Increase (decrease) in cash, cash equivalents and restricted cash	39.1	(19.8)	13.5	(251.7)
	Cash, cash equivalents and restricted cash, beginning of period	285.8	423.2	311.4	655.1
	Cash, cash equivalents and restricted cash, end of period	$324.9	$403.4	$324.9	$403.4
	Free Cash Flow Computation[2]
	Operating cash flow	$501.0	$198.0	$69.7	$(151.4)
	Less: capital and software expenditures	(97.2)	(111.7)	(186.8)	(218.0)
	Free cash flow (before dividends)	$403.8	$86.3	$(117.1)	$(369.4)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
				June 29, 2019	December 29, 2018
	Cash and cash equivalents			$310.7	$288.7
	Restricted cash included in Other current assets			14.2	22.7
	Cash, cash equivalents and restricted cash			$324.9	$311.4

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Second Quarter		Year-to-Date
	2019	2018	2019	2018
NET SALES
Tools & Storage	$2,626.0	$2,567.8	$4,918.3	$4,783.6
Industrial	649.9	573.1	1,204.9	1,077.3
Security	485.4	502.7	971.7	992.0
Total	$3,761.3	$3,643.6	$7,094.9	$6,852.9
SEGMENT PROFIT
Tools & Storage	$440.0	$398.6	$705.8	$700.0
Industrial	95.1	85.5	166.1	166.0
Security	38.0	48.1	77.5	93.6
Segment Profit	573.1	532.2	949.4	959.6
Corporate Overhead	(55.6)	(50.9)	(105.2)	(98.2)
Total	$517.5	$481.3	$844.2	$861.4
Segment Profit as a Percentage of Net Sales
Tools & Storage	16.8%	15.5%	14.4%	14.6%
Industrial	14.6%	14.9%	13.8%	15.4%
Security	7.8%	9.6%	8.0%	9.4%
Segment Profit	15.2%	14.6%	13.4%	14.0%
Corporate Overhead	(1.5)%	(1.4)%	(1.5)%	(1.4)%
Total	13.8%	13.2%	11.9%	12.6%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Second Quarter 2019
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$1,299.8	$10.7	$1,310.5
	% of Net Sales	34.6%		34.8%
	Selling, general and administrative	782.3	(26.6)	755.7
	% of Net Sales	20.8%		20.1%
	Operating margin	517.5	37.3	554.8
	% of Net Sales	13.8%		14.8%
	Earnings before income taxes and equity interest	403.7	32.9	436.6
	Income taxes	51.6	(0.9)	50.7
	Share of net earnings of equity method investment	5.3	10.2	15.5
	Net earnings attributable to common shareowners	356.3	44.0	400.3
	Diluted earnings per share of common stock	$2.37	$0.29	$2.66

[1]
Acquisition-related charges and other relates primarily to restructuring, deal and integration costs, Security business transformation and margin enhancement initiatives, a gain on a sale of a business, and inventory step-up amortization.

		Second Quarter 2018
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$1,287.1	$8.8	$1,295.9
	% of Net Sales	35.3%		35.6%
	Selling, general and administrative	805.8	(25.5)	780.3
	% of Net Sales	22.1%		21.4%
	Operating margin	481.3	34.3	515.6
	% of Net Sales	13.2%		14.2%
	Earnings before income taxes	294.4	126.7	421.1
	Income taxes	1.0	28.5	29.5
	Net earnings attributable to common shareowners	293.6	98.2	391.8
	Diluted earnings per share of common stock	$1.93	$0.64	$2.57

[2]	Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, and an environmental remediation settlement.
[3]
The normalized 2019 and 2018 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2019
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$2,405.4	$17.1	$2,422.5
	% of Net Sales	33.9%		34.1%
	Selling, general and administrative	1,561.2	(49.6)	1,511.6
	% of Net Sales	22.0%		21.3%
	Operating margin	844.2	66.7	910.9
	% of Net Sales	11.9%		12.8%
	Earnings before income taxes and equity interest	598.5	85.5	684.0
	Income taxes	76.3	11.5	87.8
	Share of net earnings of equity method investment	5.6	13.6	19.2
	Net earnings attributable to common shareowners	526.2	87.6	613.8
	Diluted earnings per share of common stock	$3.50	$0.59	$4.09

[1]
Acquisition-related charges and other relates primarily to restructuring, deal and integration costs, Security business transformation and margin enhancement initiatives, a gain on a sale of a business, and inventory step-up amortization.

		Year-to-Date 2018
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$2,452.8	$10.5	$2,463.3
	% of Net Sales	35.8%		35.9%
	Selling, general and administrative	1,591.4	(41.9)	1,549.5
	% of Net Sales	23.2%		22.6%
	Operating margin	861.4	52.4	913.8
	% of Net Sales	12.6%		13.3%
	Earnings before income taxes	546.2	151.8	698.0
	Income taxes	82.7	10.5	93.2
	Net earnings attributable to common shareowners	464.2	141.3	605.5
	Diluted earnings per share of common stock	$3.03	$0.92	$3.95

[2]
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, an environmental remediation settlement, and a tax charge related to the enactment of new U.S. tax legislation.

[3]
The normalized 2019 and 2018 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Second Quarter 2019
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$440.0	$7.5	$447.5
	Industrial	95.1	11.3	106.4
	Security	38.0	16.3	54.3
	Segment Profit	573.1	35.1	608.2
	Corporate Overhead	(55.6)	2.2	(53.4)
	Total	$517.5	$37.3	$554.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.8%		17.0%
	Industrial	14.6%		16.4%
	Security	7.8%		11.2%
	Segment Profit	15.2%		16.2%
	Corporate Overhead	(1.5)%		(1.4)%
	Total	13.8%		14.8%

[1]	Acquisition-related and other charges relates primarily to inventory step-up amortization, integration costs, and Security business transformation and margin enhancement initiatives.

		Second Quarter 2018
		Reported	Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$398.6	$17.8	$416.4
	Industrial	85.5	10.9	96.4
	Security	48.1	2.0	50.1
	Segment Profit	532.2	30.7	562.9
	Corporate Overhead	(50.9)	3.6	(47.3)
	Total	$481.3	$34.3	$515.6
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.5%		16.2%
	Industrial	14.9%		16.8%
	Security	9.6%		10.0%
	Segment Profit	14.6%		15.4%
	Corporate Overhead	(1.4)%		(1.3)%
	Total	13.2%		14.2%

[2]	Acquisition-related charges relate primarily to inventory step-up and integration and consulting costs.
[3]
The normalized 2019 and 2018 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2019
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$705.8	$20.1	$725.9
	Industrial	166.1	17.3	183.4
	Security	77.5	27.1	104.6
	Segment Profit	949.4	64.5	1,013.9
	Corporate Overhead	(105.2)	2.2	(103.0)
	Total	$844.2	$66.7	$910.9
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.4%		14.8%
	Industrial	13.8%		15.2%
	Security	8.0%		10.8%
	Segment Profit	13.4%		14.3%
	Corporate Overhead	(1.5)%		(1.5)%
	Total	11.9%		12.8%

[1]	Acquisition-related and other charges relate primarily to inventory step-up, integration costs, and Security business transformation and margin enhancement initiatives.

		Year-to-Date 2018
		Reported	Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$700.0	$32.5	$732.5
	Industrial	166.0	12.9	178.9
	Security	93.6	3.3	96.9
	Segment Profit	959.6	48.7	1,008.3
	Corporate Overhead	(98.2)	3.7	(94.5)
	Total	$861.4	$52.4	$913.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.6%		15.3%
	Industrial	15.4%		16.6%
	Security	9.4%		9.8%
	Segment Profit	14.0%		14.7%
	Corporate Overhead	(1.4)%		(1.4)%
	Total	12.6%		13.3%

[2]	Acquisition-related charges relate primarily to inventory step-up and integration and consulting costs.
[3]
The normalized 2019 and 2018 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.